UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2017

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Innovation Way, Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of Juniper Networks, Inc. 2015 Equity Incentive Plan

On May 25, 2017, at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Juniper Networks, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to, among other things, (i) increase the available share reserve of the 2015 Plan by 23,000,000 shares, (ii) provide for a maximum limit on the amount of cash fees and equity awards that may be paid or granted to a non-employee director, in such capacity, each fiscal year and (iii) provide that dividend equivalents, if granted, credited to any equity award will only be distributed to the extent the underlying equity award vests (the 2015 Plan, as amended and restated, the “Amended and Restated 2015 Plan”). The Amended and Restated 2015 Plan previously had been approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board”) on February 17, 2017.

A more complete description of the terms of the Amended and Restated 2015 Plan can be found in “Proposal No. 3—Approval of the Amendment and Restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2017 (the “2017 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2017 Proxy Statement are qualified in their entirety by reference to the Amended and Restated 2015 Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Amendment and Restatement of Juniper Networks, Inc. 2008 Employee Stock Purchase Plan

In addition, at the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan (the “ESPP”) to, among other things, increase the available share reserve of the ESPP by 9,000,000 shares (the ESPP, as amended and restated, the “Amended and Restated ESPP”). The Amended and Restated ESPP previously had been approved, subject to stockholder approval, by the Board on February 17, 2017.

A more complete description of the terms of the Amended and Restated ESPP can be found in “Proposal No. 4—Approval of the Amendment and Restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan” in the 2017 Proxy Statement, which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2017 Proxy Statement are qualified in their entirety by reference to the Amended and Restated ESPP, a copy of which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment to Restated Certificate of Incorporation

The Company’s stockholders also approved at the Annual Meeting a certificate of amendment (the “Certificate”) to our restated certificate of incorporation that reduces the supermajority vote thresholds set forth therein to a majority vote threshold. The Certificate previously had been approved, subject to stockholder approval, by the Board on November 17, 2016. The Certificate was filed with the Secretary of State of the State of Delaware on May 25, 2017, and became effective on such date.

A more complete description of the Certificate can be found in “Proposal No. 5—Approval of a Certificate of Amendment to the Juniper Networks, Inc. Restated Certificate of Incorporation to Eliminate the Supermajority Provisions” in the 2017 Proxy Statement, which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2017 Proxy Statement, are qualified in their entirety by reference to the Certificate, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Amended and Restated Bylaws

On May 25, 2017, the Board, acting upon the recommendation of the Nominating and Corporate Governance Committee of the Board, amended and restated the Company’s bylaws (the “Amended Bylaws”) to (i) change the size of the Board from ten (10) directors to a number as authorized from time to time by the Board, provided that no such resolution may have the effect of reducing the authorized number of directors to less than the number of directors in office as of the time the resolution takes effect and (ii) make minor administrative changes.

The foregoing description is qualified in its entirety by reference to the Amended Bylaws, a copy of which is filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted upon the following proposals described in the 2017 Proxy Statement: (1) to elect nine directors; (2) to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2017; (3) to approve an amendment and restatement to the 2015 Plan; (4) to approve an amendment and restatement to the ESPP; (5) to approve a certificate of amendment to our restated certificate of incorporation to eliminate any supermajority voting requirements contained therein; (6) a non-binding advisory vote regarding executive compensation; (7) to approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers; and (8) to vote upon a proposal submitted by one of our stockholders, which was properly presented at the Annual Meeting.

All nominated directors were elected, the frequency option for future stockholder advisory votes on the compensation of our named executive officers that received the most votes was one (1) year, the stockholder proposal was not approved, and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal is as set forth below.

(1) Proposal for election of nine directors:

	For	Against	Abstain	Broker Non-Votes
Robert M. Calderoni	280,661,863	38,629,238	344,889	30,047,577
Gary Daichendt	317,613,550	1,640,832	381,608	30,047,577
Kevin DeNuccio	312,103,530	7,183,982	348,478	30,047,577
James Dolce	315,587,077	3,704,353	344,560	30,047,577
Mercedes Johnson	316,690,286	2,590,419	355,285	30,047,577
Scott Kriens	316,960,881	2,460,216	214,893	30,047,577
Rahul Merchant	311,514,906	7,776,280	344,804	30,047,577
Rami Rahim	318,551,449	874,418	210,123	30,047,577
William Stensrud	304,152,037	15,100,194	383,759	30,047,577

(2) Proposal to ratify Ernst & Young LLP as auditors for the fiscal year ending December 31, 2017:

For	Against	Abstain
342,102,963	7,238,416	342,188

(3) Proposal to approve an amendment and restatement to the 2015 Plan:

For	Against	Abstain	Broker Non-Votes
212,090,622	107,335,344	210,024	30,047,577

(4) Proposal to approve an amendment and restatement to the ESPP:

For	Against	Abstain	Broker Non-Votes
318,121,886	1,409,646	104,458	30,047,577

(5) Proposal to approve a certificate of amendment to our restated certificate of incorporation to eliminate any supermajority voting requirements contained therein:

For	Against	Abstain	Broker Non-Votes
318,689,132	839,864	106,994	30,047,577

(6) Proposal to approve a non-binding advisory resolution on the compensation of the named executive officers of the Company:

For	Against	Abstain	Broker Non-Votes
239,358,597	80,019,453	257,940	30,047,577

(7) Proposal to approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
285,624,780	187,807	33,605,911	217,492	30,047,577

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.

(8) Stockholder proposal relating to annual disclosure of EEO-1 data:

For	Against	Abstain	Broker Non-Votes
78,924,636	236,031,744	4,679,610	30,047,577

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Juniper Networks, Inc.

3.2	Amended and Restated Bylaws of Juniper Networks, Inc.

10.1	Amended and Restated Juniper Networks, Inc. 2015 Equity Incentive Plan++

10.2	Amended and Restated Juniper Networks, Inc. 2008 Employee Stock Purchase Plan++

++	Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

Date: May 30, 2017	By:	/s/ Brian M. Martin
	Name:	Brian M. Martin
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Juniper Networks, Inc.

3.2	Amended and Restated Bylaws of Juniper Networks, Inc.

10.1	Amended and Restated Juniper Networks, Inc. 2015 Equity Incentive Plan++

10.2	Amended and Restated Juniper Networks, Inc. 2008 Employee Stock Purchase Plan++

++	Indicates management contract or compensatory plan, contract or arrangement.